American Century Investments®
Quarterly Portfolio Holdings
One Choice® Blend+ 2065 Portfolio
October 31, 2025

One Choice Blend+ 2065 Portfolio - Schedule of Investments
OCTOBER 31, 2025 (UNAUDITED)

	Shares	Value ($)
UNDERLYING FUNDS(1) — 100.0%
Domestic Equity Funds — 60.7%
Avantis U.S. Equity Fund G Class	142,052	3,007,243
Avantis U.S. Small Cap Value Fund G Class	18,790	333,906
Focused Dynamic Growth Fund G Class(2)	27,511	2,539,537
Focused Large Cap Value Fund G Class	223,141	2,474,638
Heritage Fund G Class	18,540	596,605
Mid Cap Value Fund G Class	36,070	590,471
Small Cap Growth Fund G Class	12,698	335,741
		9,878,141
International Equity Funds — 34.3%
Avantis Emerging Markets Equity Fund G Class	30,256	458,385
Avantis International Equity Fund G Class	139,417	2,121,922
Emerging Markets Fund G Class	44,673	689,301
Focused International Growth Fund G Class	38,611	767,208
Global Real Estate Fund G Class	33,199	459,805
International Small-Mid Cap Fund G Class	25,974	314,551
Non-U.S. Intrinsic Value Fund G Class	70,940	770,406
		5,581,578
Domestic Fixed Income Funds — 3.6%
Avantis Core Fixed Income Fund G Class	51,014	434,642
High Income Fund G Class	12,484	109,612
Inflation-Adjusted Bond Fund G Class	3,678	39,909
		584,163
International Fixed Income Funds — 1.4%
Emerging Markets Debt Fund G Class	6,286	59,592
Global Bond Fund G Class	18,004	160,232
		219,824
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $12,898,022)		16,263,706
OTHER ASSETS AND LIABILITIES — 0.0%		(425)
TOTAL NET ASSETS — 100.0%		$16,263,281

NOTES TO SCHEDULE OF INVESTMENTS
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.
(2)Non-income producing.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Underlying Funds

The fund invests in varying combinations of other mutual funds and exchange-traded funds advised by American Century Investments (the underlying funds). The fund’s asset allocation is intended to diversify investments among stocks, bonds, and short-term investments. The portfolio holdings of each underlying fund are available at americancentury.com, avantisinvestors.com or upon request at 1-800-345-2021.

2. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Open-end management investment companies are valued at the reported NAV per share. Exchange-traded funds are listed or traded on a domestic securities exchange and are valued at the last reported sales price or at the official closing price as provided by the exchange.

3. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

• Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

• Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund's investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

4. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the period ended October 31, 2025 follows (amounts in thousands):

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
Avantis U.S. Equity Fund	$3,238	$351	$742	$160	$3,007	142	$64	—
Avantis U.S. Small Cap Value Fund	287	50	23	20	334	19	—	—
Focused Dynamic Growth Fund(3)	2,146	219	128	303	2,540	28	3	—
Focused Large Cap Value Fund	2,120	388	84	51	2,475	223	(1)	$14
Heritage Fund	511	102	16	—	597	19	—	—
Mid Cap Value Fund	511	92	19	6	590	36	(1)	3
Small Cap Growth Fund	285	44	14	21	336	13	—	—
Avantis Emerging Markets Equity Fund	396	36	17	43	458	30	—	—
Avantis International Equity Fund	1,184	912	82	107	2,121	139	1	—
Emerging Markets Fund	601	42	50	96	689	45	2	—
Focused International Growth Fund	660	107	31	31	767	39	—	—
Global Real Estate Fund	396	67	23	20	460	33	(1)	—
International Small-Mid Cap Fund	272	39	15	19	315	26	—	—
Non-U.S. Intrinsic Value Fund	658	112	36	36	770	71	—	—
Avantis Core Fixed Income Fund	380	62	13	6	435	51	—	5
High Income Fund	95	15	1	1	110	12	—	2
Inflation-Adjusted Bond Fund	34	5	—	1	40	4	—	—
Emerging Markets Debt Fund	51	7	—	2	60	6	—	1
Global Bond Fund	140	21	2	1	160	18	—	3
	$13,965	$2,671	$1,296	$924	$16,264	954	$67	$28
(1)Underlying fund investments represent G Class.
(2)Distributions received includes distributions from net investment income and from capital gains, if any.
(3)Non-income producing.
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual financial statements.